Exhibit 99.2

Fourth-quarter 2023 Detailed Supplemental Information

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	17,762	21,161	21,013	18,558	78,494	14,811	12,351	14,250	14,729	56,141
Equity in earnings of affiliates	426	524	561	570	2,081	499	412	388	421	1,720
Gain (loss) on dispositions	817	262	(40)	38	1,077	93	(1)	108	28	228
Other income (loss)	286	42	80	96	504	114	122	120	129	485
Total Revenues and Other Income	19,291	21,989	21,614	19,262	82,156	15,517	12,884	14,866	15,307	58,574

Costs and Expenses
Purchased commodities	6,751	9,234	9,251	8,735	33,971	6,138	4,616	5,543	5,678	21,975
Production and operating expenses	1,581	1,741	1,799	1,885	7,006	1,779	1,886	1,995	2,033	7,693
Selling, general and administrative expenses	187	96	148	192	623	159	205	169	172	705
Exploration expenses	69	143	89	263	564	138	83	92	85	398
Depreciation, depletion and amortization	1,823	1,810	1,872	1,999	7,504	1,942	2,010	2,095	2,223	8,270
Impairments	2	2	2	(18)	(12)	1	—	11	2	14
Taxes other than income taxes	814	1,020	843	687	3,364	576	512	536	450	2,074
Accretion on discounted liabilities	61	61	60	68	250	68	68	68	79	283
Interest and debt expense	217	211	199	178	805	188	179	194	219	780
Foreign currency transactions (gain) loss	24	(70)	(93)	39	(100)	(44)	(14)	55	95	92
Other expenses	(136)	86	4	(1)	(47)	10	(23)	8	7	2
Total Costs and Expenses	11,393	14,334	14,174	14,027	53,928	10,955	9,522	10,766	11,043	42,286
Income (loss) before income taxes	7,898	7,655	7,440	5,235	28,228	4,562	3,362	4,100	4,264	16,288
Income tax provision (benefit)	2,139	2,510	2,913	1,986	9,548	1,642	1,130	1,302	1,257	5,331
Net Income (loss)	5,759	5,145	4,527	3,249	18,680	2,920	2,232	2,798	3,007	10,957

Net Income Per Share of Common Stock (dollars)
Basic	4.41	3.98	3.56	2.61	14.62	2.38	1.84	2.33	2.53	9.08
Diluted	4.39	3.96	3.55	2.61	14.57	2.38	1.84	2.32	2.52	9.06

Average Common Shares Outstanding (in thousands)*
Basic	1,301,930	1,289,791	1,256,893	1,239,277	1,274,028	1,220,228	1,207,443	1,196,641	1,187,144	1,202,757
Diluted	1,307,404	1,295,844	1,269,321	1,243,037	1,278,163	1,223,355	1,210,342	1,199,746	1,189,903	1,205,675
*Ending Common Shares Outstanding is 1,178,102 as of December 31, 2023, compared with 1,187,408 as of September 30, 2023.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	802	983	800	652	3,237	567	510	606	737	2,420

Lower 48	3,547	4,456	3,542	2,557	14,102	2,378	1,581	2,257	2,008	8,224

Canada	381	418	158	(37)	920	8	43	125	252	428

Europe, Middle East and North Africa	1,774	1,533	2,615	1,767	7,689	1,244	982	893	1,135	4,254

Asia Pacific	1,310	637	627	643	3,217	582	451	509	462	2,004

Other International	—	—	2	—	2	1	(5)	1	(10)	(13)

Corporate and Other	84	(372)	(304)	(347)	(939)	(218)	(200)	(291)	(320)	(1,029)

Consolidated	7,898	7,655	7,440	5,235	28,228	4,562	3,362	4,100	4,264	16,288

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
EFFECTIVE INCOME TAX RATES

Alaska*	27.1%	30.1%	27.6%	23.1%	27.4%	26.7%	27.0%	26.1%	26.4%	26.5%

Lower 48	21.4%	19.6%	25.1%	22.1%	21.9%	22.1%	22.2%	21.1%	20.4%	21.4%

Canada	23.7%	24.3%	24.9%	67.4%	22.4%	21.9%	26.6%	-48.6%	29.5%	6.1%

Europe, Middle East and North Africa	76.8%	74.9%	64.7%	70.3%	70.8%	70.6%	73.1%	71.7%	73.0%	72.1%

Asia Pacific	13.3%	17.7%	16.9%	13.6%	14.9%	10.3%	14.1%	8.9%	-27.3%	2.1%

Other International	-137.8%	43.0%	2484.7%	3159.7%	2211.2%	—	—	756.2%	18.8%	-0.2%

Corporate and Other	-546.2%	6.2%	21.4%	17.1%	64.9%	-11.3%	75.9%	-14.3%	38.3%	20.2%

Consolidated	27.1%	32.8%	39.1%	37.9%	33.8%	36.0%	33.6%	31.8%	29.5%	32.7%
*Alaska including taxes other than income taxes.	47.8%	52.1%	48.6%	43.0%	48.4%	42.3%	41.1%	40.8%	32.9%	39.0%

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	584	687	580	501	2,352	416	372	448	542	1,778

Lower 48	2,790	3,581	2,653	1,991	11,015	1,852	1,230	1,781	1,598	6,461

Canada	291	316	119	(12)	714	6	32	186	178	402

Europe, Middle East and North Africa	412	385	922	525	2,244	365	264	253	307	1,189

Asia Pacific	1,136	525	520	555	2,736	522	387	465	587	1,961

Other International	—	—	(28)	(23)	(51)	1	(4)	(2)	(8)	(13)

Corporate and Other	546	(349)	(239)	(288)	(330)	(242)	(49)	(333)	(197)	(821)

Consolidated	5,759	5,145	4,527	3,249	18,680	2,920	2,232	2,798	3,007	10,957

SPECIAL ITEMS

Alaska	23	—	—	26	49	—	—	—	—	—

Lower 48	16	69	(42)	16	59	—	—	100	—	100

Canada	176	118	(12)	(82)	200	—	—	92	—	92

Europe, Middle East and North Africa	—	(58)	—	—	(58)	—	—	—	—	—

Asia Pacific	534	—	27	—	561	—	—	52	203	255

Other International	—	—	(29)	(20)	(49)	—	—	—	—	—

Corporate and Other	721	(70)	(7)	(66)	578	—	—	(47)	(58)	(105)

Consolidated	1,470	59	(63)	(126)	1,340	—	—	197	145	342
Detailed reconciliation of these items is provided on page 5.

ADJUSTED EARNINGS

Alaska	561	687	580	475	2,303	416	372	448	542	1,778

Lower 48	2,774	3,512	2,695	1,975	10,956	1,852	1,230	1,681	1,598	6,361

Canada	115	198	131	70	514	6	32	94	178	310

Europe, Middle East and North Africa	412	443	922	525	2,302	365	264	253	307	1,189

Asia Pacific	602	525	493	555	2,175	522	387	413	384	1,706

Other International	—	—	1	(3)	(2)	1	(4)	(2)	(8)	(13)

Corporate and Other	(175)	(279)	(232)	(222)	(908)	(242)	(49)	(286)	(139)	(716)

Consolidated	4,289	5,086	4,590	3,375	17,340	2,920	2,232	2,601	2,862	10,615

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	30.0%	30.1%	27.6%	27.1%	28.9%	26.7%	27.0%	26.1%	26.4%	26.5%

Lower 48	22.1%	19.6%	25.1%	22.1%	22.1%	22.1%	22.2%	22.3%	20.4%	21.8%

Canada	24.4%	25.1%	24.5%	24.0%	24.6%	21.9%	26.6%	24.5%	29.5%	27.6%

Europe, Middle East and North Africa	76.8%	71.1%	64.7%	70.3%	70.1%	70.6%	73.1%	71.7%	73.0%	72.1%

Asia Pacific	22.4%	17.7%	17.7%	13.6%	18.1%	10.3%	14.1%	19.1%	16.7%	14.8%

Other International	-137.8%	43.0%	16.8%	500.9%	168.2%	—	—	756.2%	18.8%	-0.2%

Corporate and Other	38.1%	3.4%	21.9%	14.8%	19.6%	-11.3%	75.9%	-23.1%	43.5%	20.2%

Consolidated	36.8%	32.2%	38.7%	37.8%	36.2%	36.0%	33.6%	36.0%	34.0%	35.0%

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
DETAILED SPECIAL ITEMS

Alaska
Income tax provision (benefit)¹	(23)	—	—	(26)	(49)	—	—	—	—	—
Total	23	—	—	26	49	—	—	—	—	—

Lower 48
Transaction and restructuring expenses	(14)	(14)	—	—	(28)	—	—	—	—	—
Gain (loss) on asset sales	—	101	(55)	21	67	—	—	94	—	94
Subtotal before income taxes	(14)	87	(55)	21	39	—	—	94	—	94
Income tax provision (benefit)²	(30)	18	(13)	5	(20)	—	—	(6)	—	(6)
Total	16	69	(42)	16	59	—	—	100	—	100

Canada
Exploration Expense	—	—	—	(129)	(129)	—	—	—	—	—
Gain (loss) on asset sales	229	153	(15)	—	367	—	—	—	—	—
Subtotal before income taxes	229	153	(15)	(129)	238	—	—	—	—	—
Income tax provision (benefit)³	53	35	(3)	(47)	38	—	—	(92)	—	(92)
Total	176	118	(12)	(82)	200	—	—	92	—	92

Europe, Middle East and North Africa
Income tax provision (benefit)⁴	—	58	—	—	58	—	—	—	—	—
Total	—	(58)	—	—	(58)	—	—	—	—	—

Asia Pacific
Gain (loss) on asset sales	534	—	—	—	534	—	—	—	—	—
Pending claims and settlements	—	—	27	—	27	—	—	—	—	—
Subtotal before income taxes	534	—	27	—	561	—	—	—	—	—
Income tax provision (benefit)⁷	—	—	—	—	—	—	—	(52)	(203)	(255)
Total	534	—	27	—	561	—	—	52	203	255

Other International
Income tax provision (benefit)⁵	—	—	29	20	49	—	—	—	—	—
Total	—	—	(29)	(20)	(49)	—	—	—	—	—

Corporate and Other
Pending claims and settlements	—	—	(7)	(87)	(94)	—	—	—	—	—
Gain (loss) on investment in Cenovus Energy	251	—	—	—	251	—	—	—	—	—
Gain (loss) on CAD FX derivative	—	—	—	—	—	—	—	(59)	(73)	(132)
Gain (loss) on AUD FX derivative	(10)	—	—	—	(10)	—	—	—	—	—
Gain (loss) on debt extinguishment and exchange fees	127	(83)	—	—	44	—	—	—	—	—
Subtotal before income taxes	368	(83)	(7)	(87)	191	—	—	(59)	(73)	(132)
Income tax provision (benefit)⁶	(353)	(13)	—	(21)	(387)	—	—	(12)	(15)	(27)
Total	721	(70)	(7)	(66)	578	—	—	(47)	(58)	(105)

Total Company	1,470	59	(63)	(126)	1,340	—	—	197	145	342
¹Includes a tax adjustment in Q1 2022 related to the closure of an audit; Q4 2022 tax adjustment in Alaska.
²Includes a tax adjustment in Q1 2022 related to the closure of an audit.
³Includes a tax adjustment in Q4 2022 related to pending claims and settlements and 3Q23 related to closure of an audit.
⁴Includes a tax adjustment in Q2 2022 related to Norway tax reform.
⁵Includes a tax adjustment in Q3 2022 and Q4 2022 related to pending claims and settlements.
⁶Includes a tax adjustment related to Q1 2022 Indonesia disposition; Q1 2022 tax adjustments including the closure of an audit; Q4 2022 tax adjustment related to pending claims and settlements.
⁷Includes a tax adjustment in Q3 2023 related to Malaysia Deepwater tax incentive and Q4 2023 adjustment related to reversal of a tax reserve.

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,414	6,909	8,010	6,458	6,458	6,974	5,735	8,830	5,635	5,635
Short-term investments	730	1,272	2,412	2,785	2,785	1,635	1,080	616	971	971
Accounts and notes receivable	7,807	8,081	7,338	7,075	7,075	5,280	4,517	5,658	5,461	5,461
Accounts and notes receivable—related parties	72	72	16	13	13	16	14	13	13	13
Inventories	1,174	1,234	1,226	1,219	1,219	1,258	1,236	1,326	1,398	1,398
Prepaid expenses and other current assets	1,389	1,292	1,451	1,199	1,199	953	919	738	852	852
Total Current Assets	17,586	18,860	20,453	18,749	18,749	16,116	13,501	17,181	14,330	14,330
Investments and long-term receivables	8,309	8,203	8,204	8,225	8,225	8,197	8,618	8,731	9,130	9,130
Net properties, plants and equipment	64,642	64,008	63,673	64,866	64,866	65,090	65,452	65,561	70,044	70,044
Other assets	2,771	2,622	2,507	1,989	1,989	2,038	2,034	2,178	2,420	2,420
Total Assets	93,308	93,693	94,837	93,829	93,829	91,441	89,605	93,651	95,924	95,924

Liabilities
Accounts payable	4,875	5,845	6,242	6,113	6,113	5,078	4,597	5,119	5,083	5,083
Accounts payable—related parties	22	28	26	50	50	22	29	24	34	34
Short-term debt	1,160	676	664	417	417	1,317	879	881	1,074	1,074
Accrued income and other taxes	3,162	2,759	3,187	3,193	3,193	2,847	1,692	1,919	1,811	1,811
Employee benefit obligations	446	529	628	728	728	420	552	691	774	774
Other accruals	1,959	2,379	3,250	2,346	2,346	1,869	1,799	1,704	1,229	1,229
Total Current Liabilities	11,624	12,216	13,997	12,847	12,847	11,553	9,548	10,338	10,005	10,005
Long-term debt	17,586	16,295	16,297	16,226	16,226	15,266	15,565	18,182	17,863	17,863
Asset retirement obligations and accrued environmental costs	5,815	5,737	5,729	6,401	6,401	6,324	6,357	6,425	7,220	7,220
Deferred income taxes	6,556	6,694	7,218	7,726	7,726	7,927	8,038	8,325	8,813	8,813
Employee benefit obligations	1,085	1,080	1,087	1,074	1,074	1,007	981	956	1,009	1,009
Other liabilities and deferred credits	1,424	1,469	1,430	1,552	1,552	1,581	1,585	1,680	1,735	1,735
Total Liabilities	44,090	43,491	45,758	45,826	45,826	43,658	42,074	45,906	46,645	46,645

Equity
Common stock issued
Par value	21	21	21	21	21	21	21	21	21	21
Capital in excess of par	60,907	61,045	61,089	61,142	61,142	61,100	61,169	61,262	61,303	61,303
Treasury stock	(52,344)	(54,644)	(57,444)	(60,189)	(60,189)	(61,904)	(63,217)	(64,529)	(65,640)	(65,640)
Accumulated other comprehensive income (loss)	(4,808)	(5,313)	(5,865)	(6,000)	(6,000)	(6,027)	(5,925)	(5,961)	(5,673)	(5,673)
Retained earnings	45,442	49,093	51,278	53,029	53,029	54,593	55,483	56,952	59,268	59,268
Total Equity	49,218	50,202	49,079	48,003	48,003	47,783	47,531	47,745	49,279	49,279
Total Liabilities and Equity	93,308	93,693	94,837	93,829	93,829	91,441	89,605	93,651	95,924	95,924

	2022					2023
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	5,759	5,145	4,527	3,249	18,680	2,920	2,232	2,798	3,007	10,957
Depreciation, depletion and amortization	1,823	1,810	1,872	1,999	7,504	1,942	2,010	2,095	2,223	8,270
Impairments	2	2	2	(18)	(12)	1	—	11	2	14
Dry hole costs and leasehold impairments	7	97	32	204	340	68	34	49	11	162
Accretion on discounted liabilities	61	61	60	68	250	68	68	68	79	283
Deferred taxes	373	495	726	492	2,086	324	165	264	392	1,145
Distributions more (less) than income from equity affiliates	220	371	(22)	373	942	491	161	268	44	964
(Gain) loss on dispositions	(817)	(262)	40	(38)	(1,077)	(93)	1	(108)	(28)	(228)
(Gain) loss on investment in Cenovus Energy	(251)	—	—	—	(251)	—	—	—	—	—
Other	(152)	115	(1)	124	86	(35)	28	23	(236)	(220)
Net working capital changes	(1,957)	80	1,504	139	(234)	(283)	(845)	(23)	(231)	(1,382)
Net Cash Provided by Operating Activities	5,068	7,914	8,740	6,592	28,314	5,403	3,854	5,445	5,263	19,965

Cash Flows from Investing Activities
Capital expenditures and investments	(3,161)	(1,968)	(2,497)	(2,533)	(10,159)	(2,897)	(2,923)	(2,545)	(2,883)	(11,248)
Working capital changes associated with investing activities	363	133	46	(22)	520	208	(122)	(261)	205	30
Acquisition of businesses, net of cash acquired	37	—	—	(97)	(60)	—	—	—	(2,724)	(2,724)
Proceeds from asset dispositions	2,332	619	403	117	3,471	188	238	187	19	632
Net sales (purchases) of investments	(263)	(841)	(1,131)	(394)	(2,629)	1,065	484	311	(487)	1,373
Collection of advances/loans—related parties	55	—	59	—	114	—	—	—	—	—
Other	26	(34)	15	(5)	2	(12)	7	(76)	18	(63)
Net Cash Used in Investing Activities	(611)	(2,091)	(3,105)	(2,934)	(8,741)	(1,448)	(2,316)	(2,384)	(5,852)	(12,000)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(1,067)	(1,865)	(45)	(393)	(3,370)	(43)	(64)	2,651	(136)	2,408
Issuance of company common stock	271	79	(5)	17	362	(97)	2	38	5	(52)
Repurchase of company common stock	(1,425)	(2,300)	(2,799)	(2,746)	(9,270)	(1,700)	(1,300)	(1,300)	(1,100)	(5,400)
Dividends paid	(864)	(988)	(1,484)	(2,390)	(5,726)	(1,488)	(1,350)	(1,337)	(1,408)	(5,583)
Other	(52)	(4)	3	4	(49)	2	(13)	(23)	—	(34)
Net Cash Used in Financing Activities	(3,137)	(5,078)	(4,330)	(5,508)	(18,053)	(3,326)	(2,725)	29	(2,639)	(8,661)

Effect of Exchange Rate Changes	21	(258)	(215)	228	(224)	(104)	(58)	12	51	(99)

Net Change in Cash, Cash Equivalents and Restricted Cash	1,341	487	1,090	(1,622)	1,296	525	(1,245)	3,102	(3,177)	(795)
Cash, cash equivalents and restricted cash at beginning of period	5,398	6,739	7,226	8,316	5,398	6,694	7,219	5,974	9,076	6,694
Cash, Cash Equivalents and Restricted Cash at End of Period	6,739	7,226	8,316	6,694	6,694	7,219	5,974	9,076	5,899	5,899

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	253	218	269	351	1,091	406	363	371	565	1,705

Lower 48	1,062	1,285	1,773	1,510	5,630	1,704	1,653	1,521	1,609	6,487

Canada	122	125	135	148	530	136	92	117	111	456

Europe, Middle East and North Africa	172	192	167	467	998	209	358	267	277	1,111

Asia Pacific	1,538	126	127	89	1,880	63	79	103	109	354

Other International	—	—	—	—	—	—	—	—	—	—

Corporate and Other	14	22	26	(32)	30	379	378	166	212	1,135
Total Capital Expenditures and Investments	3,161	1,968	2,497	2,533	10,159	2,897	2,923	2,545	2,883	11,248
Capitalized interest included in Total Capital Expenditures and Investments	10	13	16	19	58	26	39	45	43	153

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,747	1,692	1,754	1,758	1,738	1,792	1,805	1,806	1,902	1,826

Crude Oil (MBD)
Consolidated operations	903	857	882	899	885	926	918	914	936	923
Equity affiliates	12	14	13	13	13	11	13	13	13	13
Total	915	871	895	912	898	937	931	927	949	936

NGL (MBD)
Consolidated operations	216	236	263	261	244	264	275	283	293	279
Equity affiliates	7	8	8	8	8	7	8	8	8	8
Total	223	244	271	269	252	271	283	291	301	287

Bitumen (MBD)
Consolidated operations	67	59	69	69	66	69	66	64	125	81
Total	67	59	69	69	66	69	66	64	125	81

Natural Gas (MMCFD)
Consolidated operations	2,126	1,872	1,899	1,862	1,939	1,922	1,896	1,889	1,954	1,916
Equity affiliates	1,127	1,235	1,214	1,184	1,191	1,166	1,251	1,252	1,207	1,219
Total	3,253	3,107	3,113	3,046	3,130	3,088	3,147	3,141	3,161	3,135

Industry Prices
Crude Oil ($/BBL)
WTI	94.29	108.41	91.56	82.64	94.23	76.13	73.78	82.26	78.32	77.62
WCS	79.76	95.71	71.88	56.72	76.02	51.31	58.62	69.36	56.43	58.93
Brent dated	101.40	113.78	100.85	88.71	101.19	81.27	78.39	86.76	84.05	82.62
JCC ($/BBL)	80.43	86.09	110.97	113.23	97.68	100.49	87.19	84.04	83.08	88.70
Natural Gas ($/MMBTU)
Henry Hub first of month	4.96	7.17	8.20	6.26	6.65	3.44	2.09	2.54	2.88	2.74

Average Realized Prices
Total ($/BBL)	76.99	88.57	83.07	71.05	79.82	60.86	54.50	60.05	58.21	58.39

Crude Oil ($/BBL)
Consolidated operations	94.79	111.49	97.60	85.61	97.23	77.60	74.18	83.22	80.83	78.97
Equity affiliates	97.20	111.97	94.58	83.64	97.31	80.97	75.10	78.73	79.23	78.45
Total	94.82	111.50	97.56	85.58	97.23	77.65	74.19	83.15	80.80	78.96

NGL ($/BBL)
Consolidated operations	40.95	42.20	34.83	26.46	35.67	24.97	20.05	22.52	21.22	22.12
Equity affiliates	67.04	72.44	55.51	50.61	61.22	57.71	43.62	39.53	49.59	47.09
Total	41.80	43.26	35.47	27.21	36.50	25.84	20.72	23.01	21.97	22.82

Bitumen ($/BBL)
Consolidated operations	65.86	75.42	49.77	34.47	55.56	29.49	41.01	57.85	42.34	42.15
Total	65.86	75.42	49.77	34.47	55.56	29.49	41.01	57.85	42.34	42.15

Natural Gas ($/MCF)
Consolidated operations	8.81	10.19	14.14	9.26	10.56	5.65	2.89	3.29	3.75	3.89
Equity affiliates	8.86	10.08	11.37	12.19	10.67	9.95	8.23	7.73	8.03	8.46
Total	8.83	10.15	13.04	10.44	10.60	7.30	5.04	5.06	5.41	5.69

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Exploration Expenses ($ Millions)
Dry holes	1	87	25	138	251	49	23	37	—	109
Leasehold impairment	6	10	7	66	89	19	11	12	11	53
Total noncash expenses	7	97	32	204	340	68	34	49	11	162
Other (G&A, G&G and lease rentals)	62	46	57	59	224	70	49	43	74	236
Total exploration expenses	69	143	89	263	564	138	83	92	85	398

U.S. exploration expenses	54	40	42	86	222	108	51	29	37	225
International exploration expenses	15	103	47	177	342	30	32	63	48	173

DD&A ($ Millions)
Alaska	226	234	232	247	939	260	267	259	275	1,061
Lower 48	1,168	1,192	1,198	1,307	4,865	1,319	1,407	1,489	1,507	5,722
Canada	102	98	96	106	402	91	84	89	156	420
Europe, Middle East and North Africa	192	157	196	191	736	153	139	134	161	587
Asia Pacific	124	118	140	136	518	113	108	117	117	455
Other International	—	—	—	—	—	—	—	—	—	—
Corporate and Other	11	11	10	12	44	6	5	7	7	25
Total DD&A	1,823	1,810	1,872	1,999	7,504	1,942	2,010	2,095	2,223	8,270

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	182	177	171	179	177	179	176	165	174	173
Lower 48	538	528	537	534	534	561	565	572	576	569
Canada	6	5	4	8	6	6	6	8	15	9
Norway	76	56	77	74	71	70	65	60	63	64
Libya	37	34	30	44	36	47	48	48	48	48
Europe, Middle East and North Africa	113	90	107	118	107	117	113	108	111	112
China	30	29	31	31	30	34	32	31	31	32
Indonesia	1				—
Malaysia	33	28	32	29	31	29	26	30	29	28
Asia Pacific	64	57	63	60	61	63	58	61	60	60
Total consolidated operations	903	857	882	899	885	926	918	914	936	923
Equity affiliates	12	14	13	13	13	11	13	13	13	13
Total	915	871	895	912	898	937	931	927	949	936

NGL (MBD)
Consolidated operations
Alaska	18	16	15	17	17	18	16	14	15	16
Lower 48	191	214	241	236	221	239	252	263	269	256
Canada	3	3	3	4	3	3	3	3	5	3
Norway	4	3	4	4	3	4	4	3	4	4
Europe, Middle East and North Africa	4	3	4	4	3	4	4	3	4	4
Total consolidated operations	216	236	263	261	244	264	275	283	293	279
Equity affiliates	7	8	8	8	8	7	8	8	8	8
Total	223	244	271	269	252	271	283	291	301	287

Bitumen (MBD)
Canada	67	59	69	69	66	69	66	64	125	81
Total	67	59	69	69	66	69	66	64	125	81

Natural Gas (MMCFD)
Consolidated operations
Alaska	35	34	29	39	34	42	34	36	39	38
Lower 48	1,426	1,411	1,410	1,362	1,402	1,418	1,478	1,490	1,440	1,457
Canada	63	66	49	64	61	64	58	57	82	65
Norway	308	284	312	317	306	313	256	235	313	279
Libya	23	22	19	26	22	29	30	29	29	29
Europe, Middle East and North Africa	331	306	331	343	328	342	286	264	342	308
Indonesia	194				48
Malaysia	77	55	80	54	66	56	40	42	51	48
Asia Pacific	271	55	80	54	114	56	40	42	51	48
Total consolidated operations	2,126	1,872	1,899	1,862	1,939	1,922	1,896	1,889	1,954	1,916
Equity affiliates	1,127	1,235	1,214	1,184	1,191	1,166	1,251	1,252	1,207	1,219
Total	3,253	3,107	3,113	3,046	3,130	3,088	3,147	3,141	3,161	3,135

Total (MBOED)
Consolidated operations
Alaska	206	199	191	203	200	204	198	185	195	195
Lower 48	967	977	1,013	997	989	1,036	1,063	1,083	1,086	1,067
Canada	86	78	84	92	85	89	85	85	158	104
Norway	131	106	133	131	125	126	112	102	119	115
Libya	41	38	33	48	40	52	53	53	53	53
Europe, Middle East and North Africa	172	144	166	179	165	178	165	155	172	168
China	30	29	31	31	30	34	32	31	31	32
Indonesia	33	—	—	—	8
Malaysia	46	37	45	38	42	38	33	37	38	36
Asia Pacific	109	66	76	69	80	72	65	68	69	68
Total consolidated operations	1,540	1,464	1,530	1,540	1,519	1,579	1,576	1,576	1,680	1,602
Equity affiliates	207	228	224	218	219	213	229	230	222	224
Total	1,747	1,692	1,754	1,758	1,738	1,792	1,805	1,806	1,902	1,826

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	95.54	114.77	103.90	91.34	101.72	82.22	76.09	86.98	87.25	83.05
Lower 48	93.55	109.14	93.19	82.28	94.46	74.36	72.06	80.75	77.43	76.19
Canada	82.13	94.79	71.11	73.62	79.94	65.07	59.40	70.83	66.32	66.19
Norway	92.18	116.93	104.10	89.96	99.88	85.34	80.39	87.27	85.35	84.56
Libya	99.92	113.03	98.55	87.39	97.85	80.41	78.65	87.74	85.92	83.07
Europe, Middle East and North Africa	94.68	115.61	102.70	88.86	99.20	83.52	79.64	87.45	85.60	83.96
China	105.75	115.00	101.95	88.21	101.87	76.93	75.27	84.71	84.53	80.35
Indonesia	77.09				77.09
Malaysia	104.88	119.26	115.94	98.90	109.42	89.99	83.92	92.63	92.64	90.11
Asia Pacific	104.84	117.14	108.99	93.29	105.52	83.50	78.64	89.10	87.47	84.79
Total consolidated operations	94.79	111.49	97.60	85.61	97.23	77.60	74.18	83.22	80.83	78.97
Equity affiliates	97.20	111.97	94.58	83.64	97.31	80.97	75.10	78.73	79.23	78.45
Total	94.82	111.50	97.56	85.58	97.23	77.65	74.19	83.15	80.80	78.96

NGL ($/BBL)
Consolidated operations
Lower 48	40.42	42.00	34.59	26.21	35.36	24.58	19.61	22.03	20.93	21.73
Canada	41.83	44.93	29.62	34.08	37.70	29.02	17.11	26.26	30.28	26.13
Norway	58.67	68.00	51.67	40.72	54.52	47.91	37.06	43.08	38.48	41.13
Europe, Middle East and North Africa	58.67	68.00	51.67	40.72	54.52	47.91	37.06	43.08	38.48	41.13
Total consolidated operations	40.95	42.20	34.83	26.46	35.67	24.97	20.05	22.52	21.22	22.12
Equity affiliates	67.04	72.44	55.51	50.61	61.22	57.71	43.62	39.53	49.59	47.09
Total	41.80	43.26	35.47	27.21	36.50	25.84	20.72	23.01	21.97	22.82

Bitumen ($/BBL)
Canada	65.86	75.42	49.77	34.47	55.56	29.49	41.01	57.85	42.34	42.15
Total	65.86	75.42	49.77	34.47	55.56	29.49	41.01	57.85	42.34	42.15

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.92	3.34	4.38	3.24	3.64	4.58	4.38	4.40	4.48	4.47
Lower 48	4.63	6.85	7.36	4.82	5.92	2.92	1.43	2.24	1.93	2.12
Canada	3.25	4.47	2.40	4.04	3.62	4.64	0.56	0.67	1.27	1.80
Norway	30.93	30.06	50.57	29.74	35.33	18.04	11.32	10.07	12.70	13.33
Libya	5.13	5.61	7.46	8.00	6.59	7.67	6.67	5.86	5.78	6.49
Europe, Middle East and North Africa	29.18	28.32	48.10	28.13	33.39	17.18	10.83	9.61	12.12	12.68
Indonesia	8.26	—	—	—	8.26
Malaysia	3.85	4.17	4.18	4.24	4.09	4.30	4.10	3.77	3.60	3.95
Asia Pacific	7.01	4.17	4.18	4.24	5.84	4.30	4.10	3.77	3.60	3.95
Total consolidated operations	8.81	10.19	14.14	9.26	10.56	5.65	2.89	3.29	3.75	3.89
Equity affiliates	8.86	10.08	11.37	12.19	10.67	9.95	8.23	7.73	8.03	8.46
Total	8.83	10.15	13.04	10.44	10.60	7.30	5.04	5.06	5.41	5.69

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	546	(349)	(239)	(288)	(330)	(242)	(49)	(333)	(197)	(821)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(218)	(164)	(125)	(93)	(600)	(90)	(86)	(91)	(93)	(360)
Corporate G&A expenses	(79)	(16)	(62)	(87)	(244)	(90)	(96)	(87)	(84)	(357)
Technology*	58	(9)	(8)	(9)	32	6	(11)	(14)	(15)	(34)
Other	785	(160)	(44)	(99)	482	(68)	144	(141)	(5)	(70)
Total	546	(349)	(239)	(288)	(330)	(242)	(49)	(333)	(197)	(821)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(227)	(224)	(215)	(197)	(863)	(214)	(218)	(239)	(262)	(933)
Capitalized interest*	10	13	16	19	58	26	39	45	43	153
Interest revenue	6	29	60	90	185	95	97	110	101	403
Total	(211)	(182)	(139)	(88)	(620)	(93)	(82)	(84)	(118)	(377)
*Capitalized interest represents interest from external borrowings which is capitalized on major projects with an expected construction period of one year or longer.

Debt
Total debt ($ Millions)	18,746	16,971	16,961	16,643	16,643	16,583	16,444	19,063	18,937	18,937
Debt-to-capital ratio (%)	28%	25%	26%	26%	26%	26%	26%	29%	28%	28%

Equity ($ Millions)	49,218	50,202	49,079	48,003	48,003	47,783	47,531	47,745	49,279	49,279

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day